                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 25, 2007

                          CODORUS VALLEY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

  Pennsylvania                         0-15536                       23-2428543
(State or other                   (Commission File                 (IRS Employer
 jurisdiction of                       Number)                        Number)
of incorporation)

         105 Leader Heights Road
              P.O. Box 2887
           York, Pennsylvania                                         17405-2887
(Address of principal executive offices)                              (Zip code)

                                  717-747-1519
               (Registrant's telephone number including area code)

                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K

Section 2 - Financial Information

     ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     (a) On April 25, 2007, Codorus Valley Bancorp, Inc. (Codorus Valley) issued a Press Announcement, attached as Exhibit 99.1, announcing earnings for the period ended March 31, 2007. The announcement also included a statement that the Company has determined that it will not early adopt Statements of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" and No. 157, "Fair Value Measurement," as previously disclosed.

Section 9 - Financial Statements and Exhibits.

     ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits.

No.    Description
---    -----------
99.1   Press release of Codorus Valley Bancorp, Inc., dated April 25, 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Codorus Valley Bancorp, Inc.
                                        (Registrant)


Date: April 25, 2007                    /s/ Larry J. Miller
                                        ----------------------------------------
                                        Larry J. Miller
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)

                                  EXHIBIT INDEX

99.1 Press release of Codorus Valley Bancorp, Inc., dated April 25, 2007.


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